UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 10, 2021

OIL-DRI CORPORATION OF AMERICA
(Exact name of the registrant as specified in its charter)

Delaware 001-12622 36-2048898

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

410 North Michigan Avenue, Suite 400 60611-4213
Chicago, Illinois (Zip Code)
     (Address of principal executive offices)

            Registrant's telephone number, including area code (312) 321-1515

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	ODC	New York Stock Exchange

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

On March 12, 2021, Oil-Dri Corporation of America (the “Company”) announced the appointment of Matthew J. Daley as Vice President, Corporate Controller, effective March 10, 2021. In this role, Mr. Daley will serve as the Company’s principal accounting officer within the meaning of the rules of the Securities and Exchange Commission.

Mr. Daley, 51, most recently served as Vice President, Group Controller of the Power Solutions business of Johnson Controls, Inc., a position he held from 2018 to 2019, and as Chief Financial Officer, Asia Pacific from 2017 to 2018. Prior to that, Mr. Daley held various other finance and accounting leadership positions within Johnson Controls from 2002-2017. Mr. Daley holds a bachelor’s degree in business administration, with an emphasis in accounting from Wayne State University and is a Certified Public Accountant.

Mr. Daley will (i) receive an annual salary of $270,000, (ii) be eligible to participate in the Company’s bonus program, with a target bonus opportunity of 30% of his annual salary, dependent on the attainment of performance goals, and (iii) be entitled to participate in benefit plans generally made available to executive officers and employees of the Company. Additionally, in connection with his appointment, the Company awarded Mr. Daley a grant of 5,000 shares of restricted stock of the Company, 2,000 of which shares will cliff vest on March 15, 2023 and the remaining 3,000 shares will cliff vest on March 15, 2026. Such restricted stock was issued under the Company’s long-term incentive plan and is subject to the terms and conditions of such plan.

There are no family relationships between Mr. Daley and any of the directors and executive officers of the Company, nor are there any transactions in which Mr. Daley has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 8.01	Other Events.

The Company issued a press release on March 12, 2021 announcing the appointment of Mr. Daley described in Item 5.02 above, and announcing the retirement of Paula Krystopolski, Oil-Dri’s current Vice President, Corporate Controller effective March 31, 2021, which is furnished as Exhibit 99.1 to this report. The Company expresses deep gratitude to Ms. Krystopolski for her contributions and service to the Company.

The information in this Item 8.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such disclosure in this Form 8-K in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description of Exhibits

99.1	Press Release of the Company dated March 12, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OIL-DRI CORPORATION OF AMERICA

By:	/s/ Laura G. Scheland
Laura G. Scheland
Vice President, General Counsel and Secretary

Date:  March 12, 2021